NESTOR, INC.

SECURITIES PURCHASE AGREEMENT

As of
January 31, 2006

TABLE OF CONTENTS

1.	AGREEMENT TO SELL AND PURCHASE		1

2.	FEES		2

3.	CLOSING, DELIVERY AND PAYMENT		2

	3.1	Closing	2

	3.2	Delivery	3

4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY		3

	4.1	Organization, Good Standing and Qualification	3

	4.2	Subsidiaries	3

	4.3	Capitalization; Voting Rights	3

	4.4	Authorization; Binding Obligations	4

	4.5	Liabilities	5

	4.6	Agreements; Action	5

	4.7	Obligations to Related Parties	6

	4.8	Changes	7

	4.9	Title to Properties and Assets; Liens, Etc.	8

	4.10	Intellectual Property	8

	4.11	Compliance with Other Instruments	8

	4.12	Litigation	9

	4.13	Tax Returns and Payments	9

	4.14	Employees	9

	4.15	Registration Rights and Voting Rights	10

	4.16	Compliance with Laws; Permits	10

	4.17	Environmental and Safety Laws	10

	4.18	Valid Offering	11

	4.19	Full Disclosure	11

	4.20	Insurance	11

	4.21	SEC Reports	11

	4.22	Listing	11

	4.23	No Integrated Offering	12

	4.24	Stop Transfer	12

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5.	REPRESENTATIONS AND WARRANTIES OF THE INVESTORS		12

	5.1	Requisite Power and Authority	12

	5.2	Investment Representations	12

	5.3	Investor Bears Economic Risk	13

	5.4	Acquisition for Own Account	13

	5.5	Investor Can Protect Its Interest	13

	5.6	Accredited Investor	13

	5.7	Legends	13

	5.8	Public Announcement	15

	5.9	No Shorting	15

6.	COVENANTS OF THE COMPANY		15

	6.1	Listing	15

	6.2	Market Regulations	16

	6.3	Use of Funds	16

	6.4	Reissuance of Securities	16

	6.5	Opinion	16

7.	COVENANTS OF THE INVESTORS		16

	7.1	Confidentiality	16

	7.2	Non-Public Information	16

	7.3	Sales of Securities	17

	7.4	Investor Questionnaire	17

	7.5	No Short Sales	17

8.	COVENANTS OF THE COMPANY AND INVESTOR REGARDING INDEMNIFICATION		18

	8.1	Company Indemnification	18

	8.2	Investor's Indemnification	18

	8.3	Procedures	18

9.	REGISTRATION RIGHTS		18

	9.1	Registration Rights Granted	18

	9.2	Delay In Filing Or Effectiveness Of Registration Statement	20

	9.3	Transfer of Shares after Registration; Suspension	21

	9.4	Indemnification	22

10.	REPRESENTATIONS AND WARRANTIES OF INVESTORS REGARDING COMPANY AFFILIATES		24

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11.	INDEPENDENT NATURE OF INVESTORS' OBLIGATIONS AND RIGHTS		24

12.	MISCELLANEOUS		25

	12.1	Governing Law	25

	12.2	Survival	25

	12.3	Entire Agreement	25

	12.4	Severability	26

	12.5	Assignment	26

	12.6	Amendment and Waiver	26

	12.7	Delays or Omissions	26

	12.8	Notices	26

	12.9	Titles and Subtitles	27

	12.10	Facsimile Signatures; Counterparts	27

	12.11	Broker's Fees	27

	12.12	Construction	27

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NESTOR, INC.
SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made and entered into as of January 31, 2006, by and between Nestor, Inc., a Delaware corporation (the "Company"), and each of the Investors set forth on the signature page hereof (the "Investors").

Recitals

WHEREAS, the Company has authorized the sale to the Investors of up to $12 million aggregate purchase price of shares (the "Shares") of the Company's common stock, $0.01 par value per share (the "Common Stock");

WHEREAS, in connection with the sale of the Shares to the Investors, the Company wishes to issue Investors warrants to purchase shares of the Company's Common Stock in the form attached hereto as Exhibit A ("Warrants");

WHEREAS, Investors desire to purchase the Shares and Warrants on the terms and conditions set forth herein; and

WHEREAS, the Company desires to issue and sell the Shares and Warrants to Investors on the terms and conditions set forth herein (the "Offering").

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	AGREEMENT TO SELL AND PURCHASE.

Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 0), the Company agrees to sell to each Investor, and each Investor hereby agrees to purchase from the Company (a) the number of Shares of Common Stock set forth immediately next to such Investor's name on the signature page hereunto at the aggregate purchase price immediately next to such Investor's name on the signature page hereto (the "Purchase Price")1  and (b) Warrants exercisable for the number of shares2  set forth immediately next to such Investor's name on the signature page hereto ("Warrant Shares"). Collectively, the Shares, the Warrants and Warrant Shares are referred to as the "Securities".

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1 Ninety percent (90%) of the 10 day Volume Weighted Average Price (VWAP).

2 Thirty percent (30%) of the number of Shares such Investor is purchasing.

2.	FEES.

On the Closing Date:

(a)  The Company shall pay to the broker-dealers listed on Exhibit B attached hereto (each, a "Placing Broker") a placement or finders fee in an amount equal to six and one-half percent (6.50%) of the aggregate Purchase Price paid by those Investors whose names are listed opposite such Placing Broker's name on Exhibit B. The foregoing fees are referred to herein as the "Placement Fees".

(b)  The Company shall pay to those Investors for whom a Placing Broker is not identified on Exhibit B a cash rebate ("Investor Rebate") in an amount equal to six and one-half percent (6.50%) of the Purchase Price paid by each such Investor, provided, however, that the Investor Rebate payable to Edward F. Heil ("Heil") on his investment as set forth on the signature page (the "Principal Investment") shall be reinvested in shares of Common Stock and Warrants on the same terms as his Principal Investment. Heil shall be entitled to an Investor Rebate on any Investor Rebate so reinvested, which Investor Rebate shall, in turn, be reinvested in shares of Common Stock and Warrants on the same terms as the Principal Investment, until the amount of the Investor Rebate on any reinvested amount is less than the Purchase Price for one share of Common Stock and the related Warrant. To the extent the foregoing calculation would result in the issuance of any fractional shares of Common Stock or a Warrant for a fractional share of Common Stock, such fractional shares or Warrants for fractional shares shall be aggregated and rounded down to the nearest whole number of Shares and Warrants and the Company shall issue the balance of any Investor Rebate which cannot be issued in whole shares of Common Stock and Warrants to Heil in cash.

(c)  The Company shall reimburse KeyBanc Capital Markets, a Division of McDonald Investments Inc. ("KBCM") for its reasonable legal fees for services rendered to the KBCM in preparation of this Agreement and the Related Agreements, and expenses in connection with KBCM's services in placing the Securities.

(d)  Amounts required to be paid under this Section 2 will be paid at the Closing (as defined in Section 0) out of funds held pursuant to an Escrow Agreement dated as of January 26, 2006 among the Company, KBCM and Associated Trust Company, N.A., as escrow agent (the "Escrow Agreement").

3.	CLOSING, DELIVERY AND PAYMENT.

3.1	Closing.

Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "Closing"), shall take place on the date hereof, at such time or place as the Company and KBCM may mutually agree (such date is hereinafter referred to as the "Closing Date").

3.2	Delivery.

At the Closing, subject to the terms and conditions hereof, the Company will deliver to each Investor (a) a certificate for the Shares purchased by such Investor and (b) a Warrant for the number of Warrant Shares set forth on the signature page hereto against payment of the Purchase Price therefor. Payment of the Purchase Price for the Shares and Warrants purchased by each Investor shall be made by such Investor to the Company in federal or other funds immediately available in U.S. dollars and shall be made through an escrow agent on terms and instructions set forth in the Escrow Agreement. The certificate for the Shares and the Warrant shall be registered in the name of each Investor or, if so indicated on the signature page hereto, in the name of a nominee designed by such Investor.

4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to the Investors as of the date of this Agreement as set forth below which disclosures are supplemented by, and subject to the Company's filings and other filings identifying the Company as issuer under the Securities Exchange Act of 1934 (collectively, the "Exchange Act Filings").

4.1	Organization, Good Standing and Qualification.

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, and all other documents to be issued in connection with this Agreement, the Escrow Agreement and all other agreements referred to herein (collectively, the "Related Agreements"), to issue and sell the Shares, to issue and sell the Warrants, to issue and sell the Warrant Shares upon exercise of the Warrant, to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company and its subsidiaries, taken individually and as a whole (a "Material Adverse Effect").

4.2	Subsidiaries.

Except as disclosed on Schedule 0, the Company does not own or control any equity security or other interest of any other corporation, limited partnership or other business entity.

4.3	Capitalization; Voting Rights.

(a)  The authorized capital stock of the Company, as of December 31, 2005, consists of 30,000,000 shares of Common Stock, par value $0.01 per share, of which 19,127,065 are issued and outstanding and 10,000,000 shares of preferred stock, par value $1.00 per share, of which 180,000 shares are outstanding.

(b)  Except as disclosed on Schedule 0, other than (i) the shares reserved for issuance under the Company's stock option plans; and (ii) shares which may be issued pursuant to this Agreement and the Warrants, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Except as disclosed on Schedule 0, neither the offer, issuance or sale of any of the Shares, the Warrants or the Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

(c)  All issued and outstanding shares of the Company's Common Stock (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

(d)  The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Company's Certificate of Incorporation (the "Charter"). The Shares have been duly authorized by the Company and the Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company's Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

4.4	Authorization; Binding Obligations.

All corporate action on the part of the Company, its officers and directors necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder at the Closing and, the authorization, sale, issuance and delivery of the Shares and Warrants has been taken or will be taken prior to the Closing. The Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable or legal remedies. The sale of the Shares will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrants and the subsequent exercise of the Warrants for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The Warrants, when executed and delivered in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms.

4.5	Liabilities.

Except as set forth in Schedule 0, the Company, to the best of its knowledge, knows of no material contingent liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any Exchange Act Filings.

4.6	Agreements; Action.

Except as contemplated by this Agreement or as disclosed in any Exchange Act Filings:

(a)  There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase or sale of "off the shelf" or other standard products), or (iii) provisions restricting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than obligations of the Company arising from purchase or sale agreements entered into in the ordinary course of business).

(b)  The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person not in excess, individually or in the aggregate, of $100,000, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(c)  For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

(d)  The Company maintains disclosure controls and procedures ("Disclosure Controls") designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act of 1934, as amended (the "Exchange Act") is recorded, processed, summarized, and reported, within the time periods specified in the rules and forms of the Securities and Exchange Commission ("SEC").

(e)    The Company makes and keeps books, records, and accounts, that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company's assets. The Company maintains internal control over financial reporting ("Financial Reporting Controls") designed by, or under the supervision of, the Company's principal executive and principal financial officers, and effected by the Company's board of directors, management, and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles ("GAAP"), including that:

transactions are executed in accordance with management's general or specific authorization;

unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on the financial statements are prevented or timely detected;

transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that the Company's receipts and expenditures are being made only in accordance with authorizations of the Company's management and board of directors;

transactions are recorded as necessary to maintain accountability for assets; and

the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

(f)  There is no weakness in any of the Company's Disclosure Controls or Financial Reporting Controls that is required to be disclosed in any of the Exchange Act Filings, except as so disclosed.

4.7	Obligations to Related Parties.

There are no obligations of the Company to officers, directors, stockholders or employees of the Company other than (a) for payment of salary for services rendered and for bonus payments, (b) reimbursement for reasonable expenses incurred on behalf of the Company, (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company) and (d) obligations listed in the Company's financial statements or disclosed in any of its Exchange Act Filings. Except as described above or disclosed in any Exchange Act Filings, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than 1% of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person. Except as set forth in any Exchange Act Filings, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

4.8	Changes.

Since September 30, 2005, except as disclosed in any Exchange Act Filing or in any Schedule to this Agreement or to any of the Related Agreements, there has not been:

(a)  Any change in the assets, liabilities, financial condition, prospects or operations of the Company, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is reasonably expected to have a Material Adverse Effect;

(b)  Any resignation or termination of any officer, key employee or group of employees of the Company;

(c)  Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

(d)              Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

(e)  Any waiver by the Company of a valuable right or of a material debt owed to it;

(f)  Any direct or indirect material loans made by the Company to any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

(g)              Any material change in any compensation arrangement or agreement with any executive employee, officer, director or stockholder;

(h)              Any declaration or payment of any dividend or other distribution of the assets of the Company;

(i)  Any labor organization activity related to the Company;

(j)  Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

(k)              Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

(l)  Any change in any material agreement to which the Company is a party or by which it is bound which may materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company;

(m)    Any other event or condition of any character that, either individually or cumulatively, has or may materially and adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company; or

(n)    Any arrangement or commitment by the Company to do any of the acts described in subsection (a) through (m) above.

4.9	Title to Properties and Assets; Liens, Etc.

Except as disclosed in any Exchange Act Filings, the Company has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as disclosed in any Exchange Act Filings, the Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

4.10	Intellectual Property.

(a)    The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and to the Company's knowledge as presently proposed to be conducted (the "Intellectual Property"), without any known infringement of the rights of others. Except as disclosed in any Exchange Act Filings, there are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

(b)    Except as disclosed in any Exchange Act Filings, the Company has not received any communications alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any basis therefor.

(c)    The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company.

4.11	Compliance with Other Instruments.

The Company is not in violation or default of any term of its Charter or Bylaws, or of any material provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Securities by the Company each pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

4.12	Litigation.

Except as set forth on Schedule 0, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that prevents the Company to enter into this Agreement or the Related Agreements, or to consummate the transactions contemplated hereby or thereby, or which might have or result, in a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for any of the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

4.13	Tax Returns and Payments.

The Company has timely filed all tax returns (federal, state and local) required to be filed by it. Except as set forth on Schedule 0, all taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company on or before the Closing, have been paid or will be paid prior to the time they become delinquent. Except as set forth on Schedule 0, the Company has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

4.14	Employees.

The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. Except as disclosed in the Exchange Act Filings, the Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company. The Company has not received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company, no employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company.

4.15	Registration Rights and Voting Rights.

Except as disclosed in Exchange Act Filings, the Company is presently not under any obligation, and has not granted any rights, to register any of the Company's presently outstanding securities or any of its securities that may hereafter be issued. To the Company's knowledge, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

4.16	Compliance with Laws; Permits.

To its knowledge, the Company is not in violation in any material respect of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would materially and adversely affect the business, properties, prospects or financial condition of the Company.

4.17	Environmental and Safety Laws.

The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, except for any violations that, individually or in the aggregate, have not had and would not reasonably be expected materially and adversely affect the business, properties, prospects or financial condition of the Company, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company, except for any use, storage or disposal that, individually or in the aggregate, have not had and would not reasonably be expected materially and adversely affect the business, properties, prospects or financial condition of the Company. For the purposes of the preceding sentence, "Hazardous Materials" shall mean (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials, or (b) any petroleum products or nuclear materials.

4.18	Valid Offering.

Assuming the accuracy of the representations and warranties of the Investors contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

4.19	Full Disclosure.

All disclosure concerning the Company contained in this Agreement, including the Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4.20	Insurance.

The Company has general commercial, product liability, fire and casualty insurance policies with coverage customary for companies similarly situated to the Company in the same or similar business.

4.21	SEC Reports.

The Company has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act (the "SEC Reports"). Each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.22	Listing.

The outstanding shares of the Company's Common Stock are listed for quotation on The Nasdaq National Market ("Nasdaq") under the symbol "NEST". The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq, nor has the Company received any notification that the SEC or the Nasdaq is contemplating terminating such registration or listing. The issuance of the Shares and the Warrant Shares does not require stockholder approval, including, without limitation, pursuant to the rules of the National Association of Securities Dealers, Inc. (the "NASD").

4.23	No Integrated Offering.

Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be so integrated with other offerings.

4.24	Stop Transfer.

The Securities are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by federal securities laws.

5.	REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

Each Investor, severally and not jointly, represents and warrants to the Company as follows:

5.1	Requisite Power and Authority.

The Investor has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on Investor's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Investor, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

5.2	Investment Representations.

The Investor understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Investor's representations contained in the Agreement, including, without limitation, that the Investor is an "accredited investor" within the meaning of Regulation D under the Securities Act. The Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares and the Warrants to be purchased by it under this Agreement and the Warrant Shares acquired by it upon the exercise of the Warrants, respectively. The Investor further has had an opportunity to ask questions and receive answers from the Company regarding the Company's business, management and financial affairs and the terms and conditions of the Offering, and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Investor or to which the Investor had access. The Investor has, in connection with its decision to purchase the number of Shares and Warrants set forth on the signature page hereto, (i) relied only upon the Exchange Act Filings, the representations and warranties of the Company contained in this Agreement and any other information received from the Company pursuant to this Section 0; (ii) has not relied on any information or advice furnished by or on behalf of KBCM or any other person.

5.3	Investor Bears Economic Risk.

Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Investor must bear the economic risk of this investment until the Securities are sold pursuant to (i) an effective Registration Statement under the Securities Act, or (ii) an exemption from registration. At no time was the Investor presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or, to the Investor's knowledge, any other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

5.4	Acquisition for Own Account.

Investor is acquiring the Shares, the Warrants and the Warrant Shares for Investor's own account for investment only, and not as a nominee or agent and with no present intention of distributing any Shares, Warrants or Warrant Shares, or any arrangement or understanding with any other person regarding the distribution thereof.

5.5	Investor Can Protect Its Interest.

Investor represents that by reason of its, or of its management's, business and financial experience, Investor has the capacity to evaluate the merits and risks of its investment in the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements. The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of Securities constitutes legal, tax, accounting or investment advice. The Investor has consulted such legal, tax, accounting and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

5.6	Accredited Investor.

Investor represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

5.7	Legends.

The Investor acknowledges the following:

(a)    The certificate evidencing the Shares shall bear substantially the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IF APPLICABLE, STATE SECURITIES LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NESTOR, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

(b)  The certificate evidencing Warrant Shares shall bear a legend which shall be in substantially the following form:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IF APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NESTOR, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

(c)  Each Warrant shall bear substantially the following legend:

"THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NESTOR, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

(d)  The Investor further acknowledges that, upon receipt of a Suspension Notice (as defined below in Section 0), the Investor will refrain from selling any Shares or Warrant Shares pursuant to the Registration Statement until the Investor receives from the Company copies of a supplemented or amended Prospectus prepared and filed by the Company with the SEC, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.

5.8	Public Announcement.

The Company confirms that neither it nor any other person acting on its behalf has provided any of the Investors or their agents or counsel with any information that constitutes or might constitute material, nonpublic information other than the materials terms of the transactions contemplated by this Agreement. The Company agrees to timely file a Current Report on Form 8-K in compliance with its obligations under the Exchange Act, describing the material terms of the transactions contemplated by this Agreement. The Company agrees that, after the filing of such Form 8-K, none of the Company's communications to any Investor will include material, nonpublic information, unless otherwise agreed by the Company and such Investor in accordance with law.

5.9	No Shorting.

Other than the transaction contemplated hereunder, the Investor has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Investor, executed any disposition, including Short Sales (but not including the location and/or reservation of borrowable shares of Common Stock), in the securities of the Company during the period commencing from the time that such Investor first received a term sheet from the Company or any other person setting forth the material terms of the transactions contemplated hereunder until the date hereof ("Discussion Time"). Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other persons party to this Agreement, such Investor has maintained the confidentiality of all disclosures made to it in connection with the transaction contemplated hereby (including the existence and terms of the transaction contemplated hereby).

6.	COVENANTS OF THE COMPANY.

The Company covenants and agrees with each Investor as follows:

6.1	Listing.

The Company shall maintain the listing of the Shares and Warrant Shares (subject to official notice of issuance, if applicable) on Nasdaq so long as any other shares of Common Stock shall be so listed or traded and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and Nasdaq, as applicable.

6.2	Market Regulations.

The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Investors.

6.3	Use of Funds.

The Company agrees that it will use the proceeds of the sale of the Shares (i) to prepay that certain promissory note issued by the Company to Heil in the original principal amount of $1.25 million due October 26, 2006 and (ii) to finance the construction, installation and maintenance of its traffic surveillance systems and (iii) for general working capital.

6.4	Reissuance of Securities.

The Company agrees to reissue certificates representing the Securities without the legends set forth in Section 0 above at such time as (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act, or (b) upon resale subject to an effective Registration Statement after such Securities are registered under the Securities Act. The Company agrees to cooperate with an Investor in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the selling Investor and broker, if any.

6.5	Opinion.

On the Closing Date, the Company will deliver to each Investor an opinion from the Company's legal counsel substantially in the form set forth in Exhibit C hereto.

7.	COVENANTS OF THE INVESTORS.

Each Investor, severally and not jointly, covenants and agrees with the Company as follows:

7.1	Confidentiality.

The Investor agrees that it will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

7.2	Non-Public Information.

The Investor shall not disclose to any other person (other than to its directors, officers, employees, agents, advisors or representatives to the extent necessary or advisable in connection with the investment decision to purchase Securities hereunder) any information concerning this Agreement or the placement of Securities under this Agreement or any nonpublic information disclosed to the Investor by or on behalf of the Company in connection with the offer and sale of Shares under this Agreement, until the Company shall have made a public announcement of such information as described in Section 0 above. The Investor agrees not to effect any sales in the shares of the Company's Common Stock while in possession of material, non-public information regarding the Company.

7.3	Sales of Securities.

The Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, except in compliance with the Securities Act, applicable state and other securities laws and the respective rules and regulations promulgated thereunder. The Investor will deliver a prospectus upon any resale of Shares of Warrant Shares whenever such delivery is required by law.

7.4	Investor Questionnaire.

The Investor will have, on or prior to the Closing Date, furnished to the Company a fully completed Investor Questionnaire substantially in the form attached hereto as Exhibit D for use in preparation of the Registration Statement, and all of the information contained therein will be true and correct in all material respects as of such date and as of the Closing Date.

7.5	No Short Sales

Neither the Investor nor any of the Investor's affiliates acting on such Investor's behalf or pursuant to any understanding with such Investor will execute any Short Sales during the period after the Discussion Time and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 0 above. Each Investor understands and acknowledges, severally and not jointly with any other Investor, that the Commission currently takes the position that entering into a short sale of the Common Stock "against the box" while holding unregistered shares of the Common Stock, followed by coverage of the short sale with such shares after the Registration Statement has been declared effective by the Commission, is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, no Investor makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 5.8. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

8.	COVENANTS OF THE COMPANY AND INVESTOR REGARDING INDEMNIFICATION.

8.1	Company Indemnification.

The Company agrees to indemnify, hold harmless, reimburse and defend each Investor, each of such Investor's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Investor which results, arises out of or is based upon (i) any misrepresentation by Company or breach of any warranty by Company in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement, or (ii) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder, or any other agreement entered into by the Company and such Investor relating hereto.

8.2	Investor's Indemnification.

Each Investor, severally and not jointly, agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon (i) any misrepresentation by Investor or breach of any warranty by Investor in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by Investor of any covenant or undertaking to be performed by Investor hereunder, or any other agreement entered into by the Company and Investor relating hereto.

8.3	Procedures.

The procedures and limitations set forth in Section 0 shall apply to the indemnifications set forth in Sections 0 and 0 above.

9.	REGISTRATION RIGHTS.

9.1	Registration Rights Granted.

The Company hereby grants the following registration rights to the Investors. The Company shall:

(a)    prepare and file with the Commission, as soon as reasonably practicable, but in no event later than the date that is five (5) business days after the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (such date, the "Filing Deadline Date"), a Registration Statement on Form S-3 (the "Registration Statement") to enable the resale of Shares and the Warrant Shares (collectively the "Registrable Securities") by the Investors from time to time under the Securities Act (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith);

(b)    use its best efforts, subject to receipt of information from the Investors set forth in Exhibit D, to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable but in no event later than the date (the "Effectiveness Deadline Date") that is 60 calendar days after the Filing Deadline;

(c)    during the period from the date on which the Registration Statement is declared effective until the earlier of (i) such time as all Investors may immediately sell all of the Shares purchased under this Agreement under Rule 144(b) (without giving effect to the volume limitations of Rule 144(e)) and (ii) such time as all Investors have sold all of the Registrable Securities that the Investors purchased under this Agreement (such period, the "Effectiveness Period"), the Company shall: (A) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary or appropriate to keep such Registration Statement current and continuously effective (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act); (B) cause the Prospectus used in connection with such Registration Statement to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and (C) use its best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement, as so amended, or such Prospectus, as so supplemented;

(d)    as soon as practicable, but in any event within three business days, give notice to each Investor when any Prospectus, Prospectus supplement, or the Registration Statement or any post-effective amendment to the Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective;

(e)    furnish to each Investor such number of copies of the Registration Statement, Prospectuses (including Prospectus supplements) and preliminary versions of the Prospectus filed with the Commission ("Preliminary Prospectuses") in conformity with the requirements of the Securities Act, and such other documents as such Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares and Warrant Shares by such Investor;

(f)    file documents required of the Company for normal blue sky clearance in all states requiring blue sky clearance; provided that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject;

(g)    if NASD Rule 2710 requires any broker-dealer to make a filing prior to executing a sale of Shares by an Investor, make an Issuer Filing with the NASD Corporate Financing Department pursuant to NASD Rule 2710(b)(10)(A)(i) and respond within five trading days to any comments received from NASD in connection therewith, and pay the filing fee required in connection therewith;

(h)    request that the Registration Statement be declared effective by the SEC within five (5) days of receiving a "no comment" letter from the SEC;

(i)    advise the Investors at the earliest possible moment after the Company shall receive notice or obtain knowledge of (i) the issuance of any stop order by the Commission delaying or suspending the effectiveness of the Registration Statement or (ii) suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction in which they have been qualified for sale, or, in each case, the initiation of any proceeding for that purpose; and promptly use its best efforts to prevent the issuance of any stop order or suspension or obtain its withdrawal at the earliest possible moment if such stop order should be issued or suspension levied; and

(j)    bear all fees and expenses (other than fees and expenses of each Investor's legal counsel or other advisers, and underwriting discounts, brokerage fees and commissions, if any) incurred in connection with the performance by the Company of its obligations under paragraphs (a) through (g) and the registration of Registrable Securities pursuant to the Registration Statement, whether or not the Registration Statement is declared effective.

9.2	Delay In Filing Or Effectiveness Of Registration Statement.

(a)    If the Registration Statement is not filed by the Company with the SEC on or prior to the Filing Deadline Date, then for each day following the Filing Deadline Date, until but excluding the date the Registration Statement is filed, or if the Registration Statement is not declared effective by the SEC by the Effectiveness Deadline Date, then for each day following the Effectiveness Deadline Date, until but excluding the date the SEC declares the Registration Statement effective, the Company shall, for each such day, pay each Investor in cash, as liquidated damages ("Liquidated Damages") and not as a penalty, an amount equal to 0.0493% of the Purchase Price of each Share held by such Investor with respect to any such failure and for any such day. Such payment shall be made no later than the fifth business day of the calendar month next succeeding the month in which such day occurs. Such Liquidated Damages shall constitute the Investors' exclusive remedy at law, but not in equity, for such events.

(b)    Notwithstanding the foregoing, no Liquidated Damages shall be due or payable hereunder if the Company has filed the Registration Statement with the SEC on or prior to the Filing Deadline Date, has received a "comment letter" from the SEC and has responded within ten (10) days following the Company's receipt of such comment letter, provided that the Company has communicated the SEC's comments to the Investors within ten (10) days of the Company's receipt thereof. The Investors shall be bound by the provisions of this Agreement (including, without limitation, the provisions of Section 7 hereof) with respect to any and all non-public information communicated to them pursuant to this Section 0. Furthermore, commencing on the date that that is one-year after the Closing Date, no Liquidated Damages shall be due or payable with respect to that portion of an Investor's Registrable Securities that can be immediately sold in reliance on Rule 144.

9.3	Transfer of Shares after Registration; Suspension.

(a)    Each Investor agrees that it will not effect any disposition of the Shares, or its right to purchase Shares, that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 0 of this Agreement or, in accordance with Section 0 of this Agreement or as otherwise permitted by law.

(b)    Except in the event that paragraph (c) below applies, the Company shall:

if it deems necessary, prepare and file from time to time with the SEC one or more post-effective amendments to the Registration Statement or supplements to the related Prospectus so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act); and

as soon as practicable provide to each Investor copies of any documents filed pursuant to the preceding Section 9.3(b)(i) (other than any amendment or supplement through incorporation by reference of any report filed under the Exchange Act).

(c)    Subject to paragraph (d) below, in the event of:

any request by the SEC or any other federal or state governmental authority during the Effectiveness Period for amendments or supplements to the Registration Statement or related Prospectus or for additional information;

the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

the receipt by the Company of any notification with respect to the suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale or the initiation of any proceeding for such purpose; or

any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Company shall promptly deliver a certificate in writing to each Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, such Investor will refrain from selling any Registrable Securities pursuant to the Registration Statement (a "Suspension") until such Investor receives from the Company copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as practicable after delivery of a Suspension Notice to the Investor, and the Company shall as soon as practicable provide each Investor with copies of any supplemented or amended Prospectus or, as the case may be, advise each Investor in writing that the current Prospectus may be used.

(d)    In addition, subject to compliance with applicable law, the Company shall use its best efforts to ensure that the Company's transfer agent expeditiously effects all sales of Registrable Securities under the Registration Statement that the Investor may have from time to time, including the prompt removal of any restrictive legends.

9.4	Indemnification.

(a)    In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Investor, and its officers, directors and each other person, if any, who controls the Investor within the meaning of the Securities Act (each, a "Selling Stockholder"), against any losses, claims, damages or liabilities, joint or several, to which each Selling Stockholder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Selling Stockholder, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Selling Stockholder or any such person in writing specifically for use in any such document or the failure of such Selling Stockholder to comply with its covenants and agreements contained herein.

(b)    In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, each Investor will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or the failure of such Selling Stockholder to comply with its covenants and agreements contained herein, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such Selling Stockholder will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by such Selling Stockholder specifically for use in any such document or the failure of such Selling Stockholder to comply with its covenants and agreements contained herein.

(c)    Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 00 and shall only relieve it from any liability which it may have to such indemnified party under this Section 00 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 00 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; if the indemnified party retains its own counsel, then the indemnified party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d)    In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Selling Stockholder makes a claim for indemnification pursuant to this Section 0 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 0 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Selling Stockholder in circumstances for which indemnification is provided under this Section 0; then, and in each such case, the Company and the Selling Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Selling Stockholder is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) the Selling Stockholder will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10 of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e)    In any proceeding relating to the Registration Statement filed pursuant to this Section 0, each party against whom contribution may be sought under this Section 0 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

10.	REPRESENTATIONS AND WARRANTIES OF INVESTORS REGARDING COMPANY AFFILIATES.

(a)    Silver Star Partners I, LLC (Silver Star") represents and warrants to the Company that although certain current directors and executive officers of the Company ("Company Affiliates") are members and/or managers of Silver Star, (i) such Company Affiliates are not participating in the transactions contemplated hereby indirectly through Silver Star and (iii) notwithstanding such person's status as a member and/or manager of Silver Star, no Company Affiliate, pursuant to any term or provision of Silver Star's governing documents, or any agreement, arrangement or understanding has or will have any economic or pecuniary interest in the Securities purchased by Silver Star or the Silver Star Rebate.

(b)    Each Investor other than Silver Star represents and warrants that no Company Affiliate has any interest as a member and/or manager of such Investor or is participating in the transactions contemplated hereby indirectly through such Investor.

11.	INDEPENDENT NATURE OF INVESTORS' OBLIGATIONS AND RIGHTS.

The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. The decision of each Investor to purchase the Securities under this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its subsidiaries that may have been made or given by any other Investor or by any agent or employee of any other Investor, other than with respect to investment advisors who provide discretionary investment services to more than one Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained in this Agreement, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment hereunder. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

12.	MISCELLANEOUS.

12.1	Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Delaware or Rhode Island or in the federal courts located in the State of Delaware or State of Rhode Island. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

12.2	Survival.

The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Investors and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

12.3	Entire Agreement.

This Agreement, the exhibits and schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

12.4	Severability.

In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.5	Assignment.

The rights and obligations of each Investor under this Agreement shall be automatically assigned by such Investor to any transferee of all or any portion of such Investor's Securities in any private transfer of such Securities; provided, however, that within two business days prior to the transfer, (a) such Investor provides the Company notice of the transfer, including the name and address of the transferee and the number of Securities transferred; and (b) that such transferee agrees in writing to be bound by the terms of this Agreement. Upon any transfer permitted by this Section 0, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee were the Investor.

12.6	Amendment and Waiver.

(a)    This Agreement may be amended or modified only upon the written consent of the Company and each Investor.

(b)    The obligations of the Company and the rights of an Investor under this Agreement may be waived only with the written consent of such Investor.

(c)    The obligations of an Investor and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

12.7	Delays or Omissions.

It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

12.8	Notices.

All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by telephonically confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof, to the Investor at the address set forth on the signature page hereto for such Investor, with a copy in the case of the Company to Benjamin M. Alexander, Esq., at the address of the Company or at such other address as the Company or the Investor may designate by ten days advance written notice to the other parties hereto.

12.9	Titles and Subtitles.

The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

12.10	Facsimile Signatures; Counterparts.

This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

12.11	Broker's Fees.

The Company represents and warrants that any agent, broker, investment banker, person or firm acting on behalf of or under the authority of the Company that is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein will be paid by the Company. The Company further agrees to indemnify each Investor for any claims, losses or expenses incurred by it as a result of the representation in this Section 0 being untrue. Each Investor represents and warrants that, no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such Investor is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein, except the Placement Fee payable to the Placing Broker for such Investor listed on Exhibit B. Each Investor further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 0 being untrue.

12.12	Construction.

Each party acknowledges that its legal counsel participated in the preparation of this Agreement and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

In Witness Whereof, the parties hereto have executed the Securities Purchase Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

NESTOR, INC.

By: /s/ Nigel P. Hebborn
Name: Nigel P. Hebborn
Title: Executive Vice President and CFO
Address:
Nestor, Inc.
42 Oriental Street
Providence, RI 02908

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Sam Belzberg
Investor Name

By: /s/ Sam Belzberg

Name:___________________________________________

Title:____________________________________________

Address:_________________________________________

________________________________________________

Number of Shares: 56,561

Number of Warrant Shares: 16,968

Aggregate Purchase Price: $250,000

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Clyde J. Berg, as Trustee of the Clyde J. Berg Trust utd 4/4/95
Investor Name

By: /s/ Clyde J. Berg

Name: Clyde J. Berg

Title: Trustee

Address:_________________________________________

________________________________________________

Number of Shares: 45,248

Number of Warrant Shares: 13,574

Aggregate Purchase Price: $200,000

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Neal Goldman
Investor Name

By:/s/ Neal Goldman

Name:___________________________________________

Title:____________________________________________

Address:_________________________________________

________________________________________________

Number of Shares: 113,122

Number of Warrant Shares: 33,936

Aggregate Purchase Price: $500,000

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Edward F. Heil
Investor Name

By: /s/ Edward F. Heil

Name:___________________________________________

Title:____________________________________________

Address:_________________________________________

________________________________________________

Number of Shares: 395,927

Number of Warrant Shares: 118,778

Aggregate Purchase Price: $1,750,000

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Iroquois Master Fund Ltd.
Investor Name

By: /s/ Joshua Silverman

Name: Joshua Silverman

Title: Authorized Signatory

Address:_________________________________________

________________________________________________

Number of Shares: 33,937

Number of Warrant Shares: 10,181

Aggregate Purchase Price: $150,001.54

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Kuekenhof Equity Fund, L.P.
Investor Name

By: /s/ Michael C. James

Name: Michael C. James

Title: General Partner

Address:_________________________________________

________________________________________________

Number of Shares: 56,561

Number of Warrant Shares: 16,968

Aggregate Purchase Price: $250,000

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Levene Ass. A Partnership
Investor Name

By: /s/ Eunice R. Levene

Name: Eunice R. Levene

Title: General Partner

Address:_________________________________________

________________________________________________

Number of Shares: 28,280

Number of Warrant Shares: 8,484

Aggregate Purchase Price: $125,000

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Susan Moffit
Investor Name

By: /s/ Susan Moffit

Name: ___________________________________________

Title: ____________________________________________

Address:_________________________________________

________________________________________________

Number of Shares: 5,656

Number of Warrant Shares:1,696

Aggregate Purchase Price: $25,000

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Wallace L. Mossop, III, as trustee of the Wallace L. Mossop III Trust dtd 2/3/00
Investor Name

By: /s/ Wallace L. Mossop III

Name: Wallace L. Mossop III

Title: Trustee

Address:_________________________________________

________________________________________________

Number of Shares: 28,280

Number of Warrant Shares:8,484

Aggregate Purchase Price: $125,000

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Nite Capital, L.P.
Investor Name

By: /s/ Keith A. Goodman

Name: KeithA. Goodman

Title: Manger of General Partner

Address:_________________________________________

________________________________________________

Number of Shares: 45,248

Number of Warrant Shares:13,574

Aggregate Purchase Price: $200,000

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

RAQ, LLC
Investor Name

By: /s/ Lindsay A. Rosenwald, M.D.

Name: Lindsay A. Rosenwald, M.D.

Title: Managing Member

Address:_________________________________________

________________________________________________

Number of Shares: 56,561

Number of Warrant Shares:16,968

Aggregate Purchase Price: $250,000

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Wilson G. & Ellen M. Saville, JTWROS
Investor Name

By: /s/ Wilson G. Saville /s/ Ellen M. Saville

Name: ___________________________________________

Title: ____________________________________________

Address:_________________________________________

________________________________________________

Number of Shares: 28,280

Number of Warrant Shares:8,484

Aggregate Purchase Price: $125,000

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Silver Star Partners I, LLC
Investor Name

By:/s/ William B. Danzell

Name: William B. Danzell

Title: President

Address:_________________________________________

________________________________________________

Number of Shares: 220,589

Number of Warrant Shares:66,176

Aggregate Purchase Price: $975,003.38

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Martin L. Solomon
Investor Name

By: /s/ Martin L. Solomon

Name: ___________________________________________

Title: ____________________________________________

Address:_________________________________________

________________________________________________

Number of Shares: 56,561

Number of Warrant Shares:16,968

Aggregate Purchase Price: $250,000

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

INVESTOR SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

By executing this page in the space provided, the undersigned hereby agrees that (a) the undersigned is a party, for all purposes, to the Securities Purchase Agreement dated as of January 31, 2006 by and among Nestor, Inc. and the persons and entities listed as signatories thereto, and (b) upon becoming a party thereto, the undersigned will be deemed an "Investor" thereunder and shall have the benefits of, and shall be subject to the rights and restrictions contained in said Securities Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TCMP3 Partners
Investor Name

By: /s/ Steven E. Slawson

Name: Steven E. Slawson

Title: Principle

Address:_________________________________________

________________________________________________

Number of Shares: 67,000

Number of Warrant Shares:20,100

Aggregate Purchase Price: $296,140

Tax Identification Number:____________________________

Contact Name: _____________________________________

Telephone:________________________________________

Name in which the Shares should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the
Shares should be registered (if
different):_________________________________________

Name in which the Warrants should be
registered (if different):_______________________________

Relationship between the Investor and
the person in whose name the Warrant
should be registered (if different):_______________________

EXHIBIT A to Securities Purchase
Agreement

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO NESTOR, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase [*] Shares of Common Stock of Nestor, Inc. (subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. 2006-1	Issue Date: January 31, 2006

NESTOR, INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby certifies that, for value received, [Investor Name], or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through January 31, 2009 (three (3) years after the Issue Date) (the "Expiration Date"), up to [*] fully paid and nonassessable shares of Common Stock (as hereinafter defined), $.01 par value per share, of the Company, at the Purchase Price (as defined below). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. Capitalized terms used but not otherwise defined shall have them in the Securities Purchase Agreement dated the date hereof by and among the Company and the Investors named therein, including Holder.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)  The term "Company" shall include Nestor, Inc. and any corporation which shall succeed or assume the obligations of Nestor, Inc. hereunder.

(b)  The term "Common Stock" includes (a) the Company's Common Stock, $.01 par value per share, as authorized on the date of the Securities Purchase Agreement referred to in Section 9 hereof, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)  The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(d)  The term "Purchase Price" shall mean [ ŧ :]
_____________
* Based on the price per Share determined as follows: thirty percent (30%) of the number of Shares such Investor is purchasing.

1.             Exercise of Warrant.

1.1.          Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2.   Full Exercise. This Warrant may be exercised in full by the holder hereof by delivery of an original or fax copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder, to the Company at its principal office or at the office of its warrant agent (as provided hereinafter), accompanied by payment, in cash, wire transfer, or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

1.3.   Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, the number of shares of Common Stock for which such Warrant may still be exercised.

1.4.    Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a)  If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System or the NASDAQ SmallCap Market, then the average closing or last sale price, respectively, reported for the ten business days immediately preceding the Determination Date.

(b)  If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System or the NASDAQ SmallCap Market but is traded on the NASD OTC Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the ten business days immediately preceding the Determination Date.

(c)  If the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

1.5.   Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

ŧ The 10 day Volume Weighted Average Price (VWAP).

1.6.   Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Company pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

2.1   Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 7 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable Securities Laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.2.   Payment of Purchase Price.

(a)  Payment may be made either in (i) cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of the Warrant, Common Stock and/or Common Stock receivable upon exercise of the Warrant in accordance with Section (b) below, or (iii) by a combination of any of the foregoing methods, for the number of Common Shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

(b)  Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

X=Y (A-B)
             A

  Where X=  the number of shares of Common Stock to be issued to the holder

Y=  the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=  the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

B=  Purchase Price (as adjusted to the date of such calculation)

3.             Adjustment for Reorganization, Consolidation, Merger, etc.

3.1.  Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2.  Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.

4.             Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased or decreased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

5.             Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 10 hereof).

6.            Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

7.            Assignment; Exchange of Warrant. Subject to compliance with applicable Securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable Securities Laws, which shall include, without limitation, a legal opinion from the Transferor's counsel that such transfer is exempt from the registration requirements of federal securities laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8.            Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.            Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Securities Purchase Agreement entered into by the Company and the Investors, including the Holder.

10.          Warrant Agent. The Company may, by written notice to the each holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

11.          Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

12.          Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

13.          Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of Delaware without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of Delaware or Rhode Island or in the federal courts located in the State of Delaware or the Sate of Rhode Island. The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

NESTOR, INC.

By:
Nigel P. Hebborn
Chief Financial Officer

Witness:

Exhibit A
to Warrant

FORM OF SUBSCRIPTION
(To be signed only on exercise of Warrant)

TO: Nestor, Inc.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.________), hereby irrevocably elects to purchase (check applicable box):

___  ___________________ shares of the Common Stock covered by such Warrant; or

___  the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $_______________. Such payment takes the form of (check applicable box or boxes):

___  $_______________in lawful money of the United States; and/or

___  the cancellation of such portion of the attached Warrant as is exercisable for a total of ___________shares of Common Stock (using a Fair Market Value of $______ per share for purposes of this calculation); and/or

___  the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchaseable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________ whose address is _____________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

(Address)

Exhibit B
to Warrant

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Nestor, Inc. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Nestor, Inc. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated:	,
(Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

(Name)	(address)

ACCEPTED AND AGREED:	(address)
[TRANSFEREE]

(Name)

EXHIBIT B to Securities Purchase
Agreement

PLACING BROKERS

Placing Broker Name	Investor Name
Keybanc Capital Markets

B-1

EXHIBIT C to Securities Purchase
Agreement

OPINION OF COUNSEL TO THE COMPANY

The opinion of Hinckley, Allen & Snyder LLP, counsel to the Company, to be delivered pursuant to Section 0 of this Agreement shall be substantially to the effect that:

1.  The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with the requisite corporate power and authority to own and lease its properties and conduct its business as described in the Exchange Act Filings, and to execute, deliver and perform its obligations under the Agreement, the Escrow Agreement and the Warrants.

2.  The Agreement, the Escrow Agreement and the Warrants have been duly authorized by all necessary corporate action by the Company, and each has been executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3.  The authorized capital stock of the Company consists of 30,000,000 shares of common stock, par value $.01 per share, and 10,000,000 shares of preferred stock, par value $1.00 per share.

4.  The Shares to be received by the Investors pursuant to the Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms of the Agreement and the Escrow Agreement, will be validly issued, fully paid and nonassessable. The Warrant Shares, when issued pursuant to and in accordance with the terms of the Agreement and the Warrant and upon delivery, shall be validly issued and outstanding, fully paid and nonassessable.

5.  To the knowledge of such counsel, except as set forth in the Agreement or in Exchange Act Filings, the sale of the Shares and the Warrants and the subsequent exercise of the Warrant for Warrant Shares are not subject to any preemptive right or right of first refusal that has not been properly waived or with which the Company has not complied..

6.  The execution and delivery of the Agreement and the Escrow Agreement and the consummation of the transactions contemplated thereby (including, but not limited to, the issuance of the Shares, the sale of the Securities and the fulfillment of the terms of the Agreement) will not (a) violate or conflict with the Certificate of Incorporation or By-laws of the Company or violate any statute, rule or regulation normally applicable to transactions of the type contemplated by the Agreement or, to such counsel's knowledge, violate any order of any court, regulatory body, administrative agency or other governmental body applicable to the Company, any of its subsidiaries or any of the properties of the Company or any of its subsidiaries.

C-1

7.  To the knowledge of such counsel, there is no approval, consent, order, authorization, designation, declaration or filing by or with any court, regulatory body, administrative agency or other governmental body necessary in connection with the execution and delivery by the Company of the Agreement and the Escrow Agreement and the consummation of the transactions contemplated thereby that has not been obtained and is not in full force and effect, except any such approval, consent, authorization, designation, declaration, or filing required by any securities or Blue Sky statute of any state in connection with the offer and sale of the Securities, or by any U.S. federal or securities statute with respect to the Company's obligations under Section 9 of the Agreement.

8.  Assuming the accuracy of the representations and warranties of the Investors contained in the Agreement and the proper filing by the Company with the SEC of Form D describing the sale of the Securities, the offer, sale and issuance of the Securities by the Company to the Investors pursuant to the Agreement will be exempt from the registration requirements of the Securities Act.

9.  To such counsel's knowledge, there is not pending against the Company before any court or administrative agency or overtly threatened in writing any action, proceeding or investigation that questions the validity of the Agreement or any of the transactions contemplated thereby.

10.            To such counsel's knowledge and except as set forth in Schedules to the Agreement or the Exchange Act Filings, there are no legal or governmental actions, suits or proceedings, pending or threatened, to which the Company or any of its subsidiaries is a party or to which any of the property or assets of the Company or any of its subsidiaries is subject that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect.

C-2

EXHIBIT D to
Securities Purchase Agreement

NESTOR, INC.

INVESTOR QUESTIONNAIRE

This Questionnaire requests information necessary to prepare a Registration Statement (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of certain shares of common stock of Nestor, Inc. (the "Company"), par value $.01 per share (the "Common Stock"), to be filed by the Company with the Securities and Exchange Commission (the "Commission"), in accordance with the terms of the Securities Purchase Agreement dated as of January 31, 2006 (the "Purchase Agreement"), between the Company and the undersigned beneficial owner (the "Selling Securityholder") of shares of Common Stock purchased pursuant to the Purchase Agreement (the "Shares") and the shares of Common Stock issuable upon exercise of the Warrants purchased pursuant to the Purchase Agreement (the "Warrant Shares" and together with the Shares, the "Registrable Securities"). All capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Purchase Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, you generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of the Registrable Securities and be bound by the provisions of the Purchase Agreement (including certain indemnification provisions, as described below). If you do not complete this Questionnaire and deliver it to the Company as provided below you will not be named as a selling securityholder in the prospectus and therefore will not be permitted to sell any Shares pursuant to the Registration Statement. Please complete and deliver this Questionnaire to Benjamin M. Alexander, Esq., General Counsel of the Company, as soon as possible and in any event no later than Closing Date (as defined in the Purchase Agreement).

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Shares are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

The Selling Securityholder, by signing and returning this Questionnaire, understands that it will be bound by the terms and conditions of this Questionnaire and the Purchase Agreement.

Pursuant to the Purchase Agreement, the undersigned has agreed to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Registration Statement or the related prospectus in reliance upon the information provided in this Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	(a) Full Legal Name of Selling Securityholder:[3]

(b) Except as set forth below in this Item 1(b), the undersigned does not hold any or all of the Shares on behalf of another person or entity.

State any exceptions here:

2.	Beneficial Ownership:

Immediately after the Closing, there will be no equity securities of the Company of which the undersigned will be the "beneficial owner"4, except as set forth below in this Item 2. The disclosure indicates the amount of equity securities which the undersigned beneficially owns, which it has a right to acquire within 60 days after the Closing Date, and as to which it has sole voting power, shared voting power, sole investment power or shared investment power.

3.
Except as set forth below in this Item 3, the undersigned wishes that all of the _________ Shares that the undersigned purchased pursuant to the Purchase Agreement and all of the ________ Warrant Shares issuable upon exercise of the Warrants the undersigned purchase pursuant to the Purchase Agreement are to be offered for the account of the undersigned in the Registration Statement.

State any exceptions here:

______________________
3 If this Questionnaire is being completed by or on behalf of a person other than an individual, the entity on whose behalf the Questionnaire is being completed should be stated.
4 Defined in Appendix A to this questionnaire.

4.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

5.	Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities pursuant to the Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one more or transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (a) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (b) in the over-the-counter market, (c) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (d) through the writing of options. Under the Purchase Agreement the undersigned may not sell Registrable Securities short.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Shares without the prior agreement of the Company.

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of the Shares pursuant to the Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

In accordance with the undersigned's obligation under the Purchase Agreement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 above and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _____, 2006

Name of Selling Securityholder:

By:
Name:
Title:

Appendix A to EXHIBIT D

You are the "beneficial owner" of a security if you directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, have or share: (i) voting power which includes the power to vote, or to direct the voting of, such security, or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security. You are deemed the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership. Finally, you are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within sixty days, including but not limited to any right to acquire (a) through the exercise of any option, warrant or right, or (b) through the conversion of a security, or (c) pursuant to the power to revoke a trust, discretionary account, or similar arrangement, or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. If you have acquired any security or power specified in (a), (b), (c) or (d) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, then immediately upon such acquisition you are deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

All securities of the same class that are beneficially owned by you, regardless of the form which such beneficial ownership takes, must be aggregated in calculating the number of shares beneficially owned by you.

The above definition is broad and although you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure, and then, as appropriate, disclaim beneficial ownership of such securities.